SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

30.     SUBSEQUENT EVENTS

Merger of Oi Internet with and into Oi Móvel

On March 1, 2018 Oi Internet was merged with and into Oi Móvel, both indirect subsidiaries of the Company, in compliance with the provisions of clauses 3.1.6 and 7.1 of JRP. In addition, the merger of the operations of Oi Internet and Oi Móvel, through the consolidation of the activities performed, will bring administrative, economic, and tax benefits, with a decrease of costs and the generation of synergy gains that will increase efficiency in the supply of services.

Conclusion of Memorandum of Understanding – Oi S.A. and Tim S.A.

On February 26, 2018, the Company entered into memorandum of understanding (MOU) with TIM Participações S.A. (“TIM”) which is another Telecom Company in Brazil. This memorandum begun a negotiation aimed at solving any existing disagreements and initiates a new infrastructure sharing planning cycle, in line with the partnerships that are already common practice in the Brazilian telecommunications market. This initiative strengthens a propositional and industrial collaboration environment within a context of healthy competition in the telecommunications industry.

Judicial Reorganization

On January 8, 2018, the Judicial Reorganization Court issued a decision that ratifies the JRP and grants the judicial reorganization to the Oi Companies. Said decision was published on February 5, 2018, initiating the period for the creditors of the RJ Debtors to elect one of the payment options to recover their claims, as provided for in the JRP, which ended on February 26, 2018, except for bondholders, whose deadline was extended to March 8, 2018, as decided by the Judicial Reorganization Court on February 26, 2018.